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Exhibit 23.6

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        We hereby consent to the incorporation by reference in this Registration Statement of Carey Watermark Investors Incorporated on Form S-11 of our report dated August 14, 2012 which appears in the financial statements of Nutmeg Magna Green, LLC and Subsidiaries as of and for the year ended December 31, 2011 and 2010. We also consent to the reference to us under the heading "Experts" in such Registration Statement.

/s/ Reznick Group, P.C.
Baltimore, Maryland October 25, 2013

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  Exhibit 23.6
CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM